                                                                  EXHIBIT 10.159


NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.



                                   ECOGEN INC.

                                     WARRANT

                            Dated: February 14, 2000


         Ecogen Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, Aspen International, Ltd., or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of 66,667 shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $2.66 per share (as adjusted from time to time as provided in Section 11, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including February 14, 2005 (the "Expiration Date"), and subject to the following terms and conditions:

                  1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

                  2. Registration of Transfers and Exchanges.

                           (a) The Company shall register the transfer of any
portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at the office specified in or pursuant to
Section 3(b). Upon any such registration or transfer, a new warrant to purchase
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Common Stock, in substantially the form of this Warrant (any such new warrant, a
"New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

                           (b) This Warrant is exchangeable, upon the surrender
hereof by the Holder to the office of the Company specified in or pursuant to
Section 3(b) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

                  3. Duration and Exercise of Warrants.

                           (a) This Warrant shall be exercisable by the
registered Holder on any business day before 5:30 P.M., Eastern time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:30 P.M., Eastern time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant without the prior written consent of the Holder.

                           (b) Subject to Sections 2(b) and 6, upon surrender of
this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in
Section 11 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash, by certified or official bank check or checks or wire transfer of immediately available funds, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than five (5) business days after the Date of Exercise) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends other than as required by applicable law. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

                           A "Date of Exercise" means the date on which the
Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

                           (c) Notwithstanding anything in this Section 3 to the
contrary, if a registration statement contemplated by the Registration Rights Agreement between the Company and the Holder dated as of February 14, 2000 (the "Registration Rights Agreement") which includes the Warrant Shares, is not declared effective by the Effectiveness Date (as defined in the Registration Rights Agreement), or if declared effective, such effectiveness lapses, then the Holder hereof may exercise this Warrant, in whole or in part, by surrender to the Company for cancellation of a portion




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of this Warrant representing that number of Warrant Shares which is equal to the quotient obtained by dividing (A) the product obtained by multiplying the Exercise Price by the number of Warrant Shares being purchased upon such exercise by (B) the difference obtained by subtracting the Exercise Price from the Current Market Price per Warrant Share as of the date of such exercise.

                           For purposes of this Section 3, "Current Market Price
per Warrant Share" means (a) the closing bid price per share of the Common Stock on such date on the NASDAQ or the Nasdaq SmallCal Market, as the case may be, or any other stock exchange or quotation system on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on which the Common Stock is listed for trading on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the NASDAQ or the Nasdaq SmallCap Market or any stock exchange or quotation system, the closing bid price for a share of Common Stock in the over-the-counter market, as reported the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Company, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Company.

                           (d) This Warrant shall be exercisable, either in its
entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

                           (e)(i) The Holder may not exercise this Warrant to
the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock. The Holder shall have the sole authority and obligation to determine whether the restriction contained in this Section applies and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the Company shall have no obligation to verify or confirm the accuracy of any such determination. The provisions of this Section may be waived by the Holder (but only as to itself and not to any other Holder) upon not less than 75 days prior notice to the Company, and the provisions of this Section shall continue to apply until such 75th day (or later, if stated in the notice of waiver).

                           (ii) The Holder may not exercise this Warrant to the
extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock. The Holder shall have the sole

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authority and obligation to determine whether the restriction contained in this
Section applies and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder and the Company shall have no obligation to verify or confirm the accuracy of any such determination. The provisions of this Section may be waived by the Holder (but only as to itself and not to any other Holder) upon not less than 75 days prior notice to the Company and the provisions of this Section shall continue to apply until such 75th day (or later, if stated in the notice of waiver).

                           (iii) Notwithstanding anything herein to the
contrary, unless the Company shall have previously (A) received the shareholder approval as may be required under Rule 4310(H)(i)(b) of the NASDAQ Stock Market or (B) obtained an exemption from the requirement from the NASDAQ Stock Market for such shareholder approval, the Holder shall not exercise this Warrant to the extent such exercise would result in the Holder holding in excess of 25% of the number of shares of Common Stock outstanding on the date hereof.

                  4. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No cash dividends shall be payable or accrued in respect of this Warrant or the Warrant Shares until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the Exercise Price or as a stockholder of the company whether such liability is asserted by the Company or by its creditors.

                  5. Registration Rights. The Warrant Shares are entitled to certain registration rights pursuant to that certain Registration Rights Agreement, dated as of February 14, 2000, between the Company and the Purchaser named therein (as may be amended, modified or supplemented from time to time, the "Registration Rights Agreement"). Pursuant to the terms of the Registration Rights Agreement, the Company is obligated, among other things, to file a registration statement registering for resale the Warrant Shares and naming the Holder as a selling stockholder thereunder.

                  6. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder, and the Company shall not be required to issue or cause to be issued or deliver or cause to be delivered the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.



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                  7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity and/or bond, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

                  8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9) The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.



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                  9. Certain Adjustments. The Exercise Price and number of
Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9. Upon each such adjustment of the Exercise Price pursuant to this Section 9, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                           (a) If the Company, at any time while this Warrant is
outstanding, (i) shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated divided rate) or otherwise make a distribution or distributions on shares of its Common Stock (as defined below) or on any other class of capital stock and not the Common Stock) payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

                           (b) In case of any reclassification of the Common
Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this
Section 9(b) upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

                           (c) If the Company, at any time while this Warrant is
outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 9(a), (b) and (d)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for


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determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examines the financial statements of the Company (an "Appraiser").

                           (d) If, at any time while this Warrant is
outstanding, the Company shall issue or cause to be issued rights or warrants to acquire, or securities convertible into, or otherwise sell or distribute, shares of Common Stock for a consideration per share less than the Market Value in effect on the date of issuance of such rights, warrants or shares, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock which the aggregate consideration received (or to be received, assuming exercise or conversion in full of such rights, warrants and convertible securities) for the issuance of such additional shares of Common Stock would purchase at such Market Value, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made. For purposes hereof, the "Market Value" of the Common Stock as at a date of determination shall mean the arithmetic average of the Per Share Market Value (as defined in the Convertible Preferred Stock Purchase Agreement, dated as of February 14, 2000, between the Company and the original Holder of this Warrant) for the ten (10) business days preceding the date of determination.

                           (e) For the purposes of this Section 9, the following
clauses shall also be applicable:

                                     (i) Record Date. In case the Company shall
take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                                     (ii) Treasury Shares. The number of shares
of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                           (f) All calculations under this Section 9 shall be
made to the nearest cent or the nearest 1/100th of a share, as the case may be.




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                           (g) Whenever the Exercise Price is adjusted pursuant
to Section 9(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

                           (h)      If:

                                         (i)   the Company shall declare a
                                               dividend (or any other
                                               distribution) on its Common
                                               Stock; or

                                        (ii)   the Company shall declare a
                                               special nonrecurring cash
                                               dividend on or a redemption of
                                               its Common Stock; or

                                       (iii)   the Company shall authorize the
                                               granting to all holders of the
                                               Common Stock rights or warrants
                                               to subscribe  for or purchase
                                               any shares of capital stock of
                                               any class or of any rights; or

                                        (iv)   the approval of any stockholders
                                               of the Company shall be required
                                               in connection with any
                                               reclassification of the Common
                                               Stock of the Company, any
                                               consolidation or merger to which
                                               the Company is a party, any sale
                                               or transfer of all or
                                               substantially all of the assets
                                               of the Company, or any compulsory
                                               share exchange whereby the Common
                                               Stock is converted into other
                                               securities, cash or property; or

                                         (v)   the Company shall authorize the
                                               voluntary dissolution,
                                               liquidation or winding up of the
                                               affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least ten (10) business days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record

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
shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

                           (i) No adjustment in the Exercise Price under
Sections 9(c) or (d) shall be required to be made if such adjustment would result in a change of less than $.10 in the Exercise Price, but any adjustments not made by reason of this clause (i) shall be carried forward and shall be made at the time of and together with the next subsequent adjustment(s) which, together with any adjustment(s) so carried forward, shall require an increase or decrease of at least $.10 in the Exercise Price then in effect.

                  10. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

                  11. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via confirmed facsimile at the facsimile telephone number specified in this Section prior to 8:00 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via confirmed facsimile at the facsimile telephone number specified in this Section later than 8:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to Ecogen Inc., 2000 Cabot Boulevard West, Suite 170, Langhorne, PA 19047, Attention: Chief Financial Officer, or to facsimile no. (215) 757-3339, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 11.

                  12. Warrant Agent.

                           (a) The Company shall serve as warrant agent under
this Warrant. Upon not less than thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent.

                           (b) Any corporation into which the Company or any new
warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant

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
agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

                  13. Miscellaneous.

                           (a) This Warrant shall be binding on and inure to the
benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing signed by the Company and the Holder.

                           (b) Subject to Section 13(a) above, nothing in this
Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

                           (c) This Warrant shall be governed by and construed
and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

                           (d) The headings herein are for convenience only, do
not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                           (e) In case any one or more of the provisions of this
Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                            SIGNATURE PAGE FOLLOWS]


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


                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                           ECOGEN INC.

                                           By:
                                             --------------------------------
                                           Name:
                                           Title:

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Ecogen Inc.

         In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock ("Common Stock"), $.01 par value per share, of Ecogen Inc. and, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks or wire transfer of immediately available funds, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

         The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

                                            PLEASE INSERT SOCIAL SECURITY OR
                                            TAX IDENTIFICATION NUMBER

                                            -----------------------------------

--------------------------------------------------------------------------------
                         (Please print name and address)


         If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


--------------------------------------------------------------------------------
                         (Please print name and address)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Dated:                     ,           Name of Holder:
      --------------------------
                                       (Print)
                                            -----------------------------------

                                       (By:)
                                            -----------------------------------
                                       (Name:)
                                       (Title:)
                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of the Warrant)

                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Ecogen Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of [ ] with full power of substitution in the premises.

Dated:

---------------, ----


                               ---------------------------------------
                               (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                               ---------------------------------------
                               Address of Transferee

                               ---------------------------------------

                               ---------------------------------------



In the presence of:


--------------------------